SCHEDULE 14A
                   (Rule 14a-101)

      INFORMATION REQUIRED IN PROXY STATEMENT

              SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
       Exchange Act of 1934 (Amendment No  )

Filed by the registrant /x/

Filed by a party other than the registrant / /

Check the appropriate box:

/ /  Preliminary proxy statement

/x/  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

           HARNISCHFEGER INDUSTRIES, INC.
-----------------------------------------------------------
  (Name of Registrant as Specified in its Charter)

           HARNISCHFEGER INDUSTRIES, INC.
-----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/x/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
     or 14a-(6)(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

---------------------------------------------------------

     (2)  Aggregate number of securities to which
          transactions applies:

---------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
          Rule 0-11:1

----------------------------------------------------------

     (4)  Proposed maximum aggregate value of
          transaction:

----------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

-----------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

-----------------------------------------------------------

     (3)  Filing party:

-----------------------------------------------------------

     (4)  Date filed:

-----------------------------------------------------------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[HARNISCHFEGER INDUSTRIES, INC. LOGO]
























Notice of 1996
Annual Meeting of
Stockholders and
Proxy Statement

CONTENTS



NOTICE OF ANNUAL MEETING

PROXY STATEMENT                              Page

INTRODUCTION                                   1

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF
     EXECUTIVE OFFICERS AND DIRECTORS          2

ELECTION OF DIRECTORS                          5

CONTINUING DIRECTORS                           7

BOARD MEETINGS, COMMITTEES AND COMPENSATION    9

SUMMARY COMPENSATION TABLE                    12

HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE
     COMPENSATION                             14

PERFORMANCE GRAPH                             18

PENSION PLAN TABLE                            19

OPTION GRANTS                                 20

OPTION EXERCISES AND FISCAL YEAR-END VALUES   21

LONG-TERM INCENTIVE COMPENSATION              22

EMPLOYMENT CONTRACTS AND TERMINATION OF
     EMPLOYMENT AND CHANGE-IN-CONTROL
     ARRANGEMENTS                             23

PROPOSAL TO ADOPT THE HARNISCHFEGER
     INDUSTRIES, INC. STOCK INCENTIVE PLAN    25

OTHER INFORMATION                             31

     ANNEX 1 - Harnischfeger Industries,
               Inc. Stock Incentive Plan       i

[HII LOGO]

HARNISCHFEGER INDUSTRIES, INC.
P.O. Box 554
Milwaukee, WI 53201


NOTICE OF ANNUAL MEETING


The annual meeting of stockholders of Harnischfeger
Industries, Inc. will be held at the Wyndham Hotel, 139 E.
Kilbourn Avenue, Milwaukee, Wisconsin, on Tuesday, April 9,
1996, at 10:00 a.m. for the following purposes:

1. To elect four persons to the Corporation's Board of Directors;

2. To consider and act upon a proposal to approve the Harnischfeger Industries, Inc. Stock Incentive Plan, a copy of which is attached as Annex 1 to the accompanying proxy statement; and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on February
9, 1996 are entitled to receive notice of and to vote at the annual meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote is available at the Corporation's offices.

We hope that you will attend the 1996 annual meeting.
Whether or not you plan to attend, we urge you to mark, date and sign the enclosed proxy card and return it promptly so that your shares will be voted at the meeting in accordance with your instructions.

               By order of the Board of Directors,


               K. THOR LUNDGREN
               Secretary

February 12, 1996


PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY
IN THE ENCLOSED ENVELOPE.

PROXY STATEMENT


INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Harnischfeger Industries, Inc. (the "Corporation") for use at the 1996 annual meeting of stockholders on Tuesday, April 9, 1996, and at any adjournment or postponement thereof. The proxy statement, proxy card and annual report are being mailed to stockholders on or about
February 15, 1996.


Proxies

Properly signed and dated proxies received by the Corporation's Secretary prior to or at the annual meeting will be voted as instructed thereon or, in the absence of such instruction, (a) FOR the election to the Board of Directors of the persons nominated by the Board, (b) FOR the approval of the Harnischfeger Industries, Inc. Stock
Incentive Plan, and (c) in accordance with the best judg-ment of the persons named in the proxy on any other matters which may properly come before the meeting.

Any proxy may be revoked by the person executing it for any reason at any time before the polls close at the meeting by filing with the Corporation's Secretary a written revocation or duly executed form of proxy bearing a later date or by voting in person at the meeting. The Corpora-tion has appointed an officer of Boston EquiServe, transfer agent for the Corporation, to act as an independent in-spector at the annual meeting.

If a stockholder is a participant in the Harnischfeger
Industries, Inc. Employees' Savings Plan (the "401K Plan"), the proxy also serves as voting instructions with respect to shares allocated to the stockholder's 401K Plan account.
If voting instructions are not received for shares in the 401K Plan five days prior to the meeting, those shares will be voted in the same proportion on a proposal as the proportion of instructed votes for the 401K Plan.


Record Date, Voting and Shares Outstanding

Stockholders of record of the Corporation's common stock, $1 par value per share (the "Common Stock"), at the close of business on February 9, 1996 (the "Record Date") are entitled to vote on all matters presented at the annual meeting. As of the Record Date, 48,914,874 shares of Com-mon Stock were outstanding and entitled to vote at the annual meeting. Each share is entitled to one vote.

A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum. Under the Corporation's bylaws, if a quorum is present, the affirma-tive vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter is required for the election of directors and approval of the Harnischfeger Industries, Inc. Stock Incentive Plan. In addition, under applicable New York Stock Exchange rules, the total votes cast on the approval of the Harnischfeger
Industries, Inc. Stock Incentive Plan must represent over
50% of the shares entitled to vote thereon. The indepen-dent inspector will count the votes and ballots. Ab-stentions are considered as shares represented and entitled to vote; therefore, abstentions are counted for purposes of the quorum determination but are not counted as votes cast on a given matter, having the effect of a negative vote.

Broker or nominee "non-votes" on a matter will not be considered as shares entitled to vote on that matter and therefore will not be counted by the inspector in calcu-lating the number of shares represented and entitled to vote on that matter. Such non-votes are, however, counted toward the quorum requirement.

If less than a majority of the outstanding shares of Common
Stock are represented at the meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF EXECUTIVE
OFFICERS AND DIRECTORS

The following table sets forth the beneficial ownership of
Common Stock as of February 12, 1996 by any person known to
the Corporation to own beneficially more than 5% of its
Common Stock, each of the executive officers named in the
Summary Compensation Table and the Corporation's executive
officers and directors as a group.  Beneficial ownership of
these shares consists of sole voting power and sole invest-
ment power except as noted below.    All shares
beneficially owned by the named executives under the Executive Incentive Plan and the Supplemental Retirement and Stock Funding Plan are voted by the trustee of the Corporation's Deferred Compensation Trust as directed by the Corporation's Management Policy Committee.

-----------------------------------------------------------
Name and Address              Shares               Percent
of Beneficial Owner           Owned               of Class
------------------------------------------------------------

FMR Corp.
82 Devonshire Street
Boston, Massachusetts
02109                           6,726,196(1)           13.57%

Jennison Associates
Capital Corp.
466 Lexington Avenue
Floor 18
New York, New York
10017-3151                      4,091,002(2)            8.32%

Jeffery T. Grade                  371,578(3)             .76%

John N. Hanson                    141,897(4)             .28%

John A. McKay(5)                    7,613(6)             .02%

Francis M. Corby, Jr.             193,863(7)             .39%

K. Thor Lundgren                  117,757(8)             .24%

All executive officers
and directors
as a group (18 persons)       920,682(9)(10)            1.87%

-------------------------------------------------------------
Notes


(1) Based on information supplied to the Corporation by FMR Corp., a parent holding company, in a Schedule
        13G filed with the Securities and Exchange
        Commission in June, 1995.  Fidelity Management &
        Research Company, a wholly-owned subsidiary of FMR
        Corp. and an investment adviser registered under
        Section 203 of the Investment Advisers Act of 1940, reported being the beneficial owner of 6,239,915 or 12.69% of the Corporation's Common Stock as a result of acting as investment adviser to several investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Magellan Fund, resulted in reported ownership of 2,780,800 shares or 5.83% of the Corporation's Common Stock.

(2) Based on information supplied to the Corporation by Jennison Associates in a Schedule 13G filed with the Securities and Exchange Commission on February
        1, 1996.  The 13G filed by Jennison reports that
        Jennison has sole voting power with regard to 522,461 shares, shared voting power with regard to 2,884,377 shares and sole dispositive power with regard to 4,091,002 shares.

(3) Includes 46,250 shares Mr. Grade had a right to acquire upon exercise of stock options, 905 shares beneficially owned under the Profit Sharing Plan, 176,533 shares beneficially owned under the Executive Incentive Plan and 145,140 shares beneficially owned by the named executives under the Supplemental Retirement and Stock Funding Plan.

(4) Includes 12,691 shares Mr. Hanson had a right to acquire upon exercise of stock options and 3,316 shares beneficially owned under the Executive
        Incentive Plan.

(5) Mr. McKay retired from the Corporation as of October 31, 1995, the end of the fiscal year.

(6) Includes 6,711 shares Mr. McKay beneficially owned under the Executive Incentive Plan and 902 shares
        Mr. McKay beneficially owned under the Profit
        Sharing Plan.

(7) Includes 51,500 shares Mr. Corby had a right to acquire upon exercise of stock options, 905 shares beneficially owned under the Profit Sharing Plan, 44 shares beneficially owned under the 401K Plan, 91,992 shares beneficially owned under the Executive Incentive Plan and 40,422 shares beneficially owned under the Supplemental Retire-ment and Stock Funding Plan. Also includes 3,500 shares held by Mr. Corby as custodian for his sons.

(8) Includes 59,000 shares Mr. Lundgren had a right to acquire upon exercise of stock options, 146 shares beneficially owned under the Profit Sharing Plan, 48,149 shares beneficially owned under the Executive Incentive Plan and 6,462 shares beneficially owned under the Supplemental
        Retirement and Stock Funding Plan.

(9) Includes 227,841 shares which eight executive officers had a right to acquire upon exercise of stock options, 4,471 shares which eight executive officers beneficially owned under the Profit
        Sharing Plan, 986 shares which three executive officers beneficially owned under the 401K Plan, 425,835 shares which eight executive officers beneficially owned under the Executive Incentive
        Plan, and 231,501 shares which four executive officers beneficially owned under the Supplemental
        Retirement and Stock Funding Plan.  Also includes
        3,500 shares held in trust for the minor children of one executive officer, 2,250 shares one executive officer owned jointly with his spouse, and 437 shares held by the spouses of two executive officers.

(10) See the Notes under the headings "Election of Directors" and "Continuing Directors" on pages 5,
        6, 7 and 8 for additional information on beneficial ownership of Common Stock by directors.

The above beneficial ownership information is based on information furnished by the specified persons, is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this proxy statement, and includes shares of Common
Stock that are issuable upon the exercise of options exercisable within 60 days of February 12, 1996. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

ELECTION OF DIRECTORS

The following table shows certain information (including principal occupation, business experience and beneficial ownership of the Corporation's Common Stock as of February
12, 1996) concerning each of the individuals nominated by the Board of Directors for election at the 1996 annual meeting. Each is presently a director whose term expires in 1996. If for any unforeseen reason any of these nominees should not be available for election, the proxies will be voted for such person or persons as may be nomi-nated by the Board.


-------------------------------------------------------------------------------------------

                                                   Director  Proposed    Shares
                                                      Since      Term  Owned(1)
-------------------------------------------------------------------------------------------

Jeffery T. Grade      Chairman of the Board and        1983    1999  371,578(2)
       Chief Executive Officer since 1993.
       President and Chief Executive Officer
       from 1992 to 1993. President and Chief
       Operating Officer from 1986 to 1992.
       Director, Case Corporation, Coeur D'Alene
       Mines Corporation, Crucible Materials
       Corporation and Measurex Corporation.
       Age 52.

Robert M. Gerrity     Director and former President    1994     1999      1,000
       and Chief Executive Officer of Ford New
       Holland, now New Holland n.v., a London-
       based agricultural and industrial
       equipment manufacturer. Director, Libralter
       Engineered Systems and Rubbermaid, Inc.  Age 57.

Robert F. Schnoes     Chairman, President and          1984     1999   7,778(3)
       Chief Executive Officer of Freeport
       Corporation, a holding company whose                                       subsidiaries manufacture specialty
       electrical products, since 1986.  Vice
       Chairman of Carter Motor Co., a
       manufacturing company that designs
       and builds small DC and universal
       electric motors, since 1991.  Director,
       American National Bank and Trust
       Company of Chicago.  Age 69.

Donald Taylor        Principal, Sullivan Associates,    1979     1999  2,082(4)
       specialists in Board of Director searches,
       since 1992.  Managing Director-USA, ANATAR
       Investments Limited, a venture capital
       specialist, from 1990 to 1992.  Director,
       Banta Corporation, Johnson Controls, Inc.
       and The Enhancers, Inc.   Age 68.


Notes

(1)    Beneficial ownership of these shares consists of sole voting power and sole investment power except as noted below.  All shares beneficially owned under the Directors Stock
       Compensation Plan are voted by the trustee of the Corporation's Deferred Compensation
       Trust as directed by the Corporation's Management Policy Committee.  None of the
       nominees beneficially owned more than 1% of the Corporation's Common Stock.


(2)    See Note (3) on Page 3.


Notes (Continued)


(3)    Includes 2,100 shares owned jointly with his wife and 5,678 shares beneficially owned under the Directors Stock Compensation Plan.

(4)    Includes 1,482 shares beneficially owned under the Directors Stock Compensation Plan.


CONTINUING DIRECTORS

The following table shows certain information concerning the directors whose terms will continue after the 1996 annual meeting including principal occupation, business experience and beneficial ownership of the Corporation's Common Stock as of February 12, 1996.

-----------------------------------------------------------------------------
                                                  Director   Current    Shares
                                                    Since      Term   Owned(1)
-----------------------------------------------------------------------------

Donna M. Alvarado     Principal of Aguila Inter-     1992      1997       500
       national, an international business
       development consulting firm based in
       Columbus, Ohio, since 1994.  President and
       Chief Executive Officer of Quest Inter-
       national, a non-profit educational organi-
       zation based in Granville, Ohio, from 1989
       to 1994. Director, Park National Bank.  Age 47.

Harry L. Davis        Professor of Creative Manage-   1987     1997   2,763(2)
       ment at the University of Chicago since 1994.
       Professor of Marketing from 1963 to 1994.
       Deputy Dean of the Graduate School of
       Business at the University of Chicago
       from 1983 to 1993.  Director, Golden Rule
       Insurance Company.  Age 58.

Ralph C. Joynes       Retired Vice Chairman,           1988    1997   4,128(3)
       President and Chief Operating Officer of
       USG Corporation, international manufacturer
       of building materials and construction systems.
       Age 67.

Herbert V. Kohler, Jr.Chairman of the Board and        1973    1997       700
       President of Kohler Company, manufacturer
       of plumbing and specialty products, engines,
       generators, furniture and accessories, owner
       and operator of hospitality businesses and
       developer of real estate, since 1974.
       Age 56.

----------------------------------------------------------------------------

Notes

(1)    Beneficial ownership of these shares consists of sole voting power and sole investment power except as noted below.  All shares beneficially owned under the Directors Stock
       Compensation Plan are voted by the trustee of the Corporation's Deferred Compensation
       Trust as directed by the Corporation's Management Policy Committee.  None of the
       continuing directors beneficially owned 1% or more of the Corporation's Common Stock.

(2)    Shares beneficially owned under the Directors Stock Compensation Plan.

(3)    Includes 3,128 shares beneficially owned under the Directors Stock Compensation Plan.

----------------------------------------------------------------------------------------------
                                                   Director   Current    Shares
                                                    Since      Term    Owned(1)
----------------------------------------------------------------------------------------------

John D. Correnti      President, Chief Executive     1994      1998    169(2)   Officer and director, Nucor Corporation, a
       major U.S. steel producer headquartered
       in Charlotte, North Carolina, since 1995.
       President, Chief Operating Officer and
       director of Nucor from 1991 to 1995.  Vice
       President, General Manager and Construction
       Manager of Nucor from 1980 to 1991. Director,
       CEM Corporation, Navistar International
       Corporation and Southern Regional Board of
       Wachovia Bank.  Age 48.

Larry D. Brady        President, FMC Corporation,      1995      1998    500(3)
       a world leader production of chemicals and
       machinery for industry, government and
       agriculture, since 1993.  Executive Vice
       President from 1989 to 1993.  Director of
       FMC Corporation since 1989.  Chairman
       and Chief Executive Officer of FMC Gold
       Company and Chairman of United Defense L.P.
       Director, National Merit Scholarship
       Foundation.  Age 53.


Robert B. Hoffman     Senior Vice President and        1994      1998     1,000
       Chief Financial Officer of Monsanto Company,
       a diversified company in chemicals,
       pharmaceuticals, food products and agriculture
       chemicals, since 1994.  Vice President-
       International of FMC Corporation, a
       manufacturer of machinery and chemical
       products, from 1990 to 1994.  Vice Presi-
       dent-Finance of FMC Corporation from 1988
       to 1992.  Director, Kemper Group of
       Municipal Funds.  Age 59.

Jean-Pierre Labruyere Chairman and Chief Executive     1994      1998    920(2)
       of Labruyere, Eberle, a financial holding
       company based in France with global interests
       in many business areas including oil and gas
       importation and distribution and food
       distribution, since 1972.  Director, Promodes
       S.A.  Martin Maurel Bank - Banque de France
       Adviser.  Age 57.
-------------------------------------------------------------------------------

Notes

(1)    Beneficial ownership of these shares consists of sole voting power and sole investment power except as noted below.  All shares beneficially owned under the Directors Stock
       Compensation Plan are voted by the trustee of the Corporation's Deferred Compensation
       Trust as directed by the Corporation's Management Policy Committee.  None of the
       continuing directors beneficially owned 1% or more of the Corporation's Common Stock.

(2)    Shares beneficially owned under the Directors Stock Compensation Plan.

(3)    Shares held jointly with his wife.


BOARD MEETINGS, COMMITTEES,
AND COMPENSATION


The Board of Directors held six meetings during fiscal
1995. All incumbent directors attended at least 75% of the total number of meetings of the Board and committees of which they were members except Mr. Correnti who attended
50% of the meetings of the Board and committees of which he was a member.


BOARD COMMITTEES

The Board has Audit, Human Resources, Finance and Strategic
Planning, Pension and Executive Committees.


Audit Committee

The members of the Audit Committee are  Robert B. Hoffman
(Chair), John D. Correnti, Robert M. Gerrity, Ralph C.
Joynes, Jean-Pierre Labruyere and Donald Taylor. The func-tions of the Audit Committee are to: (i) recommend for appointment independent auditors for the Corporation, (ii) review and approve the scope of the annual audit and pro-posed budget for audit fees, (iii) review the results of the annual audit with the independent auditors, (iv) review the auditors' management letters with the independent audi-tors and engage in appropriate follow-up with the corporate staff, (v) determine that appropriate action is taken if any irregularities are uncovered, (vi) review with the independent auditors the Corporation's internal controls,
(vii) review the activities of the internal auditors and
(viii) report to the Board on the activities and findings of the Audit Committee and make recommendations to the Board based on such findings. The Audit Committee met twice during fiscal 1995.


Human Resources Committee

The members of the Human Resources Committee are Harry L.
Davis (Chair), Donna M. Alvarado, John D. Correnti, Robert
M. Gerrity, Robert F. Schnoes and Donald Taylor. The func-tions of the Human Resources Committee are to: (i) periodically review and approve the compensation structure for the Corporation's key executives, including salary rates, participation in any incentive bonus plan, fringe benefits, non-cash perquisites and all other forms of compensation, (ii) administer the Incentive Stock, the Executive Incentive and the Supplemental Retirement and
Stock Funding Plans, (iii) periodically audit the executive manpower of the Corporation and make recommendations to the Board as appropriate and (iv) receive, consider and present to the Board for its consideration nominations to fill vacancies in the Board of Directors. If approved by stockholders at the annual meeting, the Human Resources
Committee will also administer the Stock Incentive Plan.
Stockholders who wish to recommend persons to become directors of the Corporation should direct their recommendations to the Human Resources Committee in care of the Corporation. The Human Resources Committee met four times during fiscal 1995.


Finance and Strategic Planning Committee

The members of the Finance and Strategic Planning Committee are Ralph C. Joynes (Chair), Larry D. Brady, Harry L.
Davis, Robert M. Gerrity,  Herbert V. Kohler and Robert F.
Schnoes. The functions of the Finance and Strategic Plan-ning Committee are to: (i) periodically review with management of the Corporation the financial structure of the Corporation and the appropriateness of such structure given the short-term and long-term goals of the Corpora-tion, (ii) review specific financial proposals of manage-ment which require Board approval and make recommendations to the Board as appropriate, (iii) review with management the strategic plans of management for the Corporation and
(iv) review specific recommendations of management relating to acquisitions, divestitures and other strategic activities requiring approval of the Board and make rec-ommendations to the Board as appropriate. The Finance and Strategic Planning Committee met three times during fiscal
1995.


Pension Committee

The members of the Pension Committee are Donna M. Alvarado
(Chair), Larry D. Brady,  Robert B. Hoffman, Herbert V.
Kohler and Jean-Pierre Labruyere. The functions of the Pension Committee are to: (i) periodically review the in-vestment policy of the Corporation's Pension and Investment
Committee, (ii) periodically review the actions and perfor-mance of the Pension and Investment Committee and any other administrative committees for retirement plans and trusts for which the Corporation is now or may hereafter sponsor
(a "Plan" or "Trust"), including the implementation by such committees of the investment policy, (iii) make recommenda-tions to the Board regarding the membership of the Pension and Investment Committee, (iv) review the need for the establishment of any new Plan or Trust, the termination of any existing Plan or Trust and the adoption of any amend-ment to any single Plan that would result in an increase in current Plan liabilities in excess of $5,000,000 and (v) report to the Board on the activities and findings of the Committee and make recommendations to the Board based on these findings. The Pension Committee met twice during fiscal 1995.

Executive Committee

The members of the Executive Committee are Jeffery T. Grade
(Chair), Donna M. Alvarado, Harry L. Davis, Ralph C.
Joynes, Herbert V. Kohler, Robert F. Schnoes and Donald
Taylor. The function of the Executive Committee is to act upon a matter when it determines that prompt action is in the best interest of the Corporation and it is not possible to call a meeting of the full Board. The Executive
Committee met twice during fiscal 1995.


COMPENSATION OF DIRECTORS

Directors who are not officers or employees of the Corporation receive an annual retainer fee of $22,600, a fee of $1,250 for each Board meeting attended and a fee of $1,000 for each Board committee meeting attended. Com-mittee chairs receive $1,250 for each committee meeting attended. Directors who are officers of the Corporation earn no additional remuneration for their services as directors.

The Corporation has a Directors Stock Compensation Plan under which non-employee directors are allowed to elect to defer up to 100% of their fees by converting their fees into Common Stock to be held in trust until termination of their status as directors. The Directors Stock
Compensation Plan provides that, in the event of a "Change in Control", as defined in the Corporation's Deferred Com-pensation Trust, the Corporation will purchase for cash all shares of Common Stock then allocated to all participants' accounts at a per-share price equal to the highest per-share price actually paid in connection with such Change in Control and cash proceeds will be distributed to the participants.

The Corporation also has a Service Compensation Plan for Directors which provides that, upon leaving the Board
(other than
removal for cause), a director who has been a non-employee director for at least five years will receive a cash retirement benefit equal to one-twelfth the average annual compensation received by the director for Board service during the preceding three year period multiplied by the number of months of service as a non-employee director and payable in quarterly installments over a period of five to ten years. In the event a director who has been a non-employee director for at least five years retires following a Change In Control of the Corporation, benefits under the Service Compensation Plan are equal to one-twelfth the highest compensation received by the director for Board service in any consecutive twelve month period during the thirty-six month period preceding the Change In Control multiplied by the number of months of service as a non-employee director plus thirty-six. Payments are suspended any time a former director becomes an employee of the Corporation or returns to service as a director. A former director is required to be available for consultation with officers of the Corporation during the period the director receives benefits under the Service Compensation Plan.

SUMMARY COMPENSATION TABLE

The following table sets forth compensation awarded to, earned by or paid to the Corporation's Chief Executive
Officer and each of the four most highly compensated execu-tive officers other than the Chief Executive Officer who were serving as executive officers at the end of fiscal
1995 for services rendered to the Corporation and its sub-sidiaries during fiscal 1995, 1994 and 1993.

-------------------------------------------------------------------------------
                       Annual Compensation      Long-Term Compensation
                                                Awards         Payouts

                                                        Secur-
                                   Other                rities           All
Name                               Annual   Restricted  Under           Other
and                                Compen-    Stock     lying   LTIP   Compen-
Principal    Year  Salary  Bonus   sation    Awards   Options  Payouts  sation
Position            ($)     ($)      ($)       ($)      /SARs    ($)     ($)
                            (1)      (1)       (2)       (#)     (3)   (1)(4)

Jeffery T.
Grade        1995 $554,928   --   $359,989   $86,625   35,000   $79,377 $764,168
Chairman     1994  525,000   --    252,026      --     25,000      --    661,805
and Chie     1993  493,753   --     86,008    68,750    25,000     --    203,284
Executive
Officer

John N.
Hanson (5)   1995 $301,153 $148,500 $38,060      --     26,000      --  $720,721
Executive                     (6)                                           (7)
Vice Presi-
dent and
Chief Operat-
ing Officer

John A.      1995 $350,696   --     $302,453     --        --   100,982 $665,221
McKay (8)    1994  333,996   --      160,613     --        --       --   429,553
Chairman     1993  312,708   --       60,002   40,625    20,000     --   131,184
and Chief
Executive Officer
Beloit
Corporation

Francis M.
Corby, Jr.   1995 $295,025   --     $214,281  $43,312   21,000  $37,462 $409,374
Executive    1994  247,800   --      131,779     --     15,000     --    315,019
Vice Presi-  1993  235,296   --       50,772   34,375   15,000     --     96,430
dent for
Finance and
Administration

K. Thor
Lundgren     1995 $232,332   --     $184,443  $63,000    21,000 $31,642 $322,735
Executive    1994  209,304   --      104,499     --      15,000     --   265,143
Vice Presi-  1993  198,804   --       40,126   25,000    15,000     --    80,695
dent for
Law and
Government
Affairs
-------------------------------------------------------------------------------
Notes

(1)     Participants in the Executive Incentive Plan may elect to defer up to 100% of their cash bonuses by converting such bonuses into Common Stock at a 25% discount from the average closing price of the Common Stock for the last month of the fiscal year.  All such stock is held in the Corporation's Deferred Compensation Trust and may not be
        withdrawn by a participant as long as the participant remains an employee of the
        Corporation.  All of


        the named executive officers elected to convert 100% of their cash bonuses into Common
        Stock under this plan in each of the last three fiscal years except Mr. Hanson who became an executive officer during fiscal 1995 and who elected to convert 100% of his
        1995 cash bonus into Common Stock under the plan.  The Executive Incentive Plan also provides that dividends on shares held in participants' accounts are reinvested in
        Common Stock at a 25% discount from market prices.  The dollar values of the differences between (i) the bonus amount converted and the market value of the shares purchased and (ii) the dollar amounts attributable to the discount upon the reinvestment of dividends are included in the "Other Annual Compensation" column.  The dollar value of the bonus amounts that have been converted into stock and deferred are reported in the "LTIP Payouts" and "All Other Com-pensation" columns.  The "banked"
        portion of any bonus is not reported in the Summary Com- pensation Table but is reported in the Long-Term Incentive Plans - Awards Table on page 22.

(2)     Represents the market value on the date of grant of restricted Common Stock granted under the 1990 Restricted Stock Award Plan.  This valuation does not take into account the diminution in value attributable to the restrictions applicable to the shares.  The number and market value at the end of the last fiscal year of aggregate restricted
        Common Stock holdings based on a fiscal year-end closing price of $31.50 per share were:  Jeffery T. Grade 11,000 ($346,500); John A. McKay 0 ($0.00); John N. Hanson 0
        ($0.00); Francis M. Corby, Jr. 5,500 ($173,250) and K. Thor Lundgren 4,000 ($126,000).
        Dividends are paid on the restricted Common Stock at the same rate as on unrestricted shares.  All restricted stock vested during November, 1995.

(3)     Represents the portion of the bonus earned in 1995 that resulted from bonuses that were
        "banked" in prior years under the EVA Bonus Program described on page 22.  Each of the executives elected to defer these amounts under the Executive Incentive Plan.

(4)     Includes the following amounts which represent bonuses earned in 1995 (net of amounts reported under LTIP Payouts) and deferred and converted into Common Stock by the named executives under the Executive Incentive Plan as described in Note 1 above:  Jeffery T.
        Grade $752,483; John N. Hanson $77,819; John A. McKay $650,190; Francis M. Corby, Jr.
        $400,054 and K. Thor Lundgren $315,042.   Also includes $6,060 for each executive which
        represents cash payments under the Profit Sharing Plan and the following amounts paid by the Corporation during fiscal 1995 for group term life insurance premiums for the benefit of the executives:  Jeffery T. Grade $5,625; John N. Hanson $6,842; John A.
        McKay $8,971;Francis M. Corby, Jr. $3,260 and K. Thor Lundgren $1,633.

(5)     Information for Mr. Hanson covers the period since November 29, 1994, the date the
        Corporation acquired Joy Technologies Inc. through a stock-for-stock merger.

(6)     Cash bonus paid under Joy Technologies Inc. Management Incentive Plan.

(7)     Includes $630,000 for Mr. Hanson which the Corporation became obligated to pay in connection with the acquisition of Joy Technologies Inc. in fiscal 1995.

(8)     Mr. McKay retired effective October 31, 1995.


HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Human Resources Committee, which during fiscal 1995 consisted of the four outside directors listed at the end of this report, met four times in fiscal 1995.
Additionally, an ongoing dialogue concerning compensation and organizational development issues was maintained throughout the year between the Committee Chairperson and senior management.

In its deliberations on executive compensation, the Committee considered both corporate performance and individual contributions, relying on the personal knowledge and experience of its members, as well as compensation survey data from a large number of comparable durable goods manufacturing companies, to reach its decisions.

As reported in previous proxy statements, the Committee continues to be guided in its compensation decisions by the following fundamental considerations:

1. The need to attract and retain competent management.

2. The desire to set pay levels which are competitive with levels being paid in similar businesses.

3. The intent to reward management for a mix of long-term and short-term accomplishments.

4. The need to link executive pay levels to quantifiable benchmarks.

5.      The belief that base salaries should be
        conservative (50th percentile of comparable companies) but that incentive opportunities should allow for above average total compensation (75th percentile of comparable companies) if the performance of the Corporation so warrants.

 6. The belief that management's interests should be closely aligned with those of stockholders through stock ownership in the Corporation.


Cash Compensation

Consistent with the considerations listed above, the Committee uses compensation survey data from comparable companies when determining the salary and incentive compensation components of cash compensation. Beginning in 1994, the Corporation's key employee incentive compensation
(bonus) plans have been based on the concept of Economic
Value Added (EVA). Under EVA, focus is shifted from budget performance to the returns produced on capital investment in the business and managers are rewarded for adding and creating economic value in their respective businesses.
The hurdle becomes the Corporation's weighted average after-tax cost of capital and rewards are linked to the difference management is able to produce between that cost and corporate earnings. The EVA target is raised each year by an "improvement factor" so that increasingly higher EVA benchmarks must be attained in order to earn the same level of incentive pay.

A total of 302 executives participated in EVA based incentive plans in 1995 with targeted bonus opportunities ranging from 10% to 90% of base pay.

In those business units where the EVA incentive plan produces bonuses in excess of 125% of the target two thirds of the excess amount is "banked" for credit toward incentive compensation in future years and may be forfeited if future performance targets are not achieved.

Companies which have adopted EVA have seen a positive relationship between improved EVA and increased common stock prices. While no promise of improved performance should be inferred, the Committee believes that EVA is one of the contributing factors toward improved stock performance of the Corporation.


        Profit Sharing

In fiscal 1995, the Corporation's Profit Sharing Plan was more closely linked with Economic Value Added (EVA) concepts. All domestic salaried and non-bargaining unit hourly employees participated in this plan which paid a 3% cash bonus for attainment of a major business unit's EVA target. Corporate wide, approximately 200% of the EVA target was attained and the average payment for 1995 was approximately 6% of the first $100,000 of a participating employee's base pay.


Stock-Based Compensation

The Committee administers a number of stock-based plans which are designed to promote ownership by management of the Corporation's Common Stock. The Committee strongly believes that ownership by management of substantial amounts of the Corporation's Common Stock is an important linkage to shareholder value.


        Stock Options

The Committee in its discretion may award stock options to key contributors to the Corporation's success under the Corporation's Incentive Stock Plan. Such grants give the recipient the right to purchase the Corporation's Common
Stock at an exercise price equal to the closing price of the stock on the New York Stock Exchange on the date of the grant. All option grants give the holder a ten year right to purchase. Vesting occurs over a 42 month period.

Following a recommendation from the Committee, the Board is asking shareholders to approve a new incentive stock plan that will replace the Corporation's current Incentive Stock
Plan which was originally adopted in 1978 and would otherwise expire in the near term. The new plan is similar to plans in place at other companies. In general, it takes into account developments occuring in this area since 1978, updates option exercise procedures and gives the Committee and the Corporation more flexibility in administering stock-based compensation programs.


      Restricted Common Stock

On limited occasions, the Committee has granted restricted
Common Stock to certain key executives with restrictions tied to the attainment of specific performance objectives.
In 1990, the Committee approved a plan to provide certain key executives the ability to earn restricted Common Stock in fiscal 1991, 1992, 1993, and 1994 if, in each of these years, the Corporation's return on equity ranked in the upper half of a peer group of companies. Grants were earned in the first three years of the plan, but comparative fiscal performance in 1994 did not qualify.
The Committee determined to provide an additional grant to the participants to be made at the end of fiscal 1995 if, in 1995, the Corporation met the return on equity criteria described above. The performance goal for fiscal 1995 was met and all restricted stock under the 1990 plan was earned. Under the terms of the plan, all restrictions have been lifted. No restricted stock grants are contemplated for fiscal 1996.

     Stock in Lieu of Bonus

As stated above, the Committee believes that it is important for management to become significant stockholders in the Corporation. Accordingly, under the Executive
Incentive Plan as adopted by the Committee and approved by stockholders at the 1992 annual meeting, selected participants in the Corporation's designated bonus program may elect to receive all or a part of their incentive compensation in stock in lieu of cash payments.

This plan, strongly supported by the Committee, encourages approximately 50 members of senior management to convert up to 100% of their cash bonuses into Common Stock of the Corporation. As both an inducement and due to restrictions placed on the sale of the stock, the plan allows executives to convert their bonuses into stock at a 25% discount from the current market price. This stock must be placed in a grantor trust maintained by the Corporation and may not be accessed until the executive retires or terminates employment. Dividends remain in the account and are used to buy additional shares, also at a 25% discount.

Since inception, participants in this plan have deferred incentive compensation equivalent to a total of 871,393 shares, further aligning their interests with those of stockholders.


Chief Executive Officer Compensation

The performance and contributions of the Chairman and Chief
Executive Officer, Jeffery T. Grade, were reviewed at length by the Committee at its October, 1994 and 1995 meetings.

Recognizing the continued and significant progress the Corporation has made as a result of his leadership, Mr.
Grade's base pay was increased at the October, 1995 meeting from $555,000 per year to $600,000, an increase of 8.1%. Based on outside survey data, Mr.
Grade's new base salary is slightly below the 50th percentile for comparable companies, the 50th percentile being the Committee's stated compensation benchmark. The Committee believes that Mr. Grade's salary is in line with that paid to Chief Executive Officers of comparable companies and is appropriate for the size of the Corporation and his scope of responsibilities.

Under the terms of the Corporation's Executive Incentive
Plan, Mr. Grade earned incentive compensation of $831,860 for fiscal 1995, including $79,377 credited to Mr. Grade's
1995 incentive compensation as a result of amounts "banked" in 1994. In addition, $256,377 was "banked" in 1995 under the EVA method of calculating incentive compensation and will be available to be included in incentive compensation calculations in future years or forfeited under terms of the plan. The amount of the 1995 bonus was determined by the Corporation's corporate performance which equaled 202% of the 1995 target, entitling Mr. Grade and certain other senior executives to an incentive equal to 202% of their individual bonus targets, which, in Mr. Grade's case, was 90% of base pay.

The total cash compensation earned, including amounts
deferred under the Executive Incentive Plan, by Mr. Grade
in 1995 was $1,392,848 (excluding the banked portion of his
1995 bonus, but including the amount banked in 1994 and
payable in 1995 and the 1995 Profit Sharing payment).   The
comparable total cash payment in 1995 by similar companies at the 75th percentile (the Committee's total compensation target) was $1,321,700.

In addition to cash compensation, Mr. Grade was granted options to purchase 35,000 shares of the Corporation's
Common Stock at a price of $31.25 per share, the closing price on the day of the option grant. In each of the previous four years, Mr.
Grade had been granted options to purchase 25,000 shares.
The Committee determined an increase was warranted given
Mr. Grade's performance and leadership and the Committee's continuing desire to promote ownership of the Corporation's stock by management. Mr. Grade also earned 2,750 shares of restricted stock that vested in November, 1995, under the terms of the restricted stock program described above.


Section 162(m)

Section 162(m) of the Internal Revenue Code limits to $1 million the deductibility of the compensation paid in a taxable year by a publicly held corporation to the Chief
Executive Officer and any other executive officer whose compensation is required to be reported in the Summary
Compensation Table. However, qualified performance- based compensation is not subject to the deduction limit if certain conditions are met. It is the Committee's intent to take the necessary steps to satisfy these conditions in order to preserve the deductibility of executive compensation to the fullest extent possible consistent with its other compensation objectives and overall compensation philosophy.


In Summary

Considering the Corporation's continued strong performance and its aggressiveness in enhancing stockholder value, the Committee believes that the compensation paid to senior executives is in line with performance and is comparable to that being paid in similar corporations.


Respectfully,

Robert F. Schnoes (Chair)
Harry L. Davis
Ralph C. Joynes
Donald Taylor

PERFORMANCE GRAPH

The following graph shows the cumulative total stockholder return on the Corporation's Common Stock over the last five fiscal years as compared to the returns of the Standard &
Poor's 500 Stock Index and the Heavy Machinery subgroup of the Standard & Poor's 500 Stock Index. The Heavy
Machinery subgroup  consists of Caterpillar Inc., Clark
Equipment, Deere & Co., Harnischfeger Industries, Inc.,
Indresco Inc., Manitowoc Co. and Nacco Industries. The graph assumes $100 was invested on October 31, 1990 in (a) the Corporation's Common Stock, (b) the Standard & Poor's
500 Stock Index and (c) the Heavy Machinery subgroup and assumes reinvestment of dividends.

             10/31/90  10/31/91  10/31/92  10/31/93  10/31/94  10/31/95

S & P 500        100     134       147       169       175       221
Machinery Group  100     147       144       206       231       257
Harnischfeger    100     141       137       179       206       263

                              Machinery Group=CAT, DE, HPH, ID, MTW, NC

PENSION PLAN TABLE


The following table sets forth the estimated annual benefits payable upon retirement at normal retirement age for the years of service indicated under the Corporation's defined benefit pension plan (and excess benefit arrange-ments defined below) at the indicated remuneration levels.

----------------------------------------------------------------------------------------
                                       Years of Service
----------------------------------------------------------------------------------------
Remuneration           15      20     25      30      35       40
----------------------------------------------------------------------------------------
   500,000          112,500 150,000 187,500 225,000 262,500  300,000
   700,000          157,500 210,000 262,500 315,000 367,500  424,000
   900,000          202,500 270,000 337,500 405,000 472,500  540,000
 1,100,000          247,500 330,000 412,500 495,000 577,500  660,000
 1,300,000          292,500 390,000 487,500 585,000 682,500  780,000
 1,500,000          337,500 450,000 562,500 675,000 787,500  900,000
 1,700,000          382,500 510,000 637,500 765,000 892,500 1,020,000
----------------------------------------------------------------------------------------


Remuneration covered by the plan includes the following amounts reported in the Summary Compensation Table: salary and bonus (including the cash value of bonuses forgone for stock under the Executive Incentive Plan). "Banked" bonuses are not included.

The years of service credited for each of the executive officers named in the Summary Compensation Table are: Jeffery T. Grade, 27 years; John N. Hanson, 6 years; John A. McKay, 18 years; Francis M. Corby, Jr., 15 years and K. Thor Lundgren, 4 years.

Benefits are based both upon years of service and the highest consecutive five year average annual salary and incentive compensation during the last ten calendar years of service. Estimated benefits under the retirement plan are subject to the provisions of the Internal Revenue Code which limit the annual benefits which may be paid from a tax qualified retirement plan. Amounts in excess of such limitations will either be paid from the general funds of the Corporation or funded with Common Stock under the terms of the Supplemental Retirement and Stock Funding Plan. The estimated benefits in the table above do not reflect offsets under the plan of 1.25% per year of service (up to a maximum of 50%) of the Social Security benefit.

OPTION GRANTS


The following table sets forth information about stock option grants during the last fiscal year to the five executive officers named in the Summary Compensation Table.


--------------------------------------------------------------------------------------------

                                    OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)
                                                    Individual Grants
---------------------------------------------------------------------------------------------

                 Number of     Percent
                 Securities    of Total
                 Underlying    Options/
                Options/SARs  SARs Granted   Exercise or                Grant Date
                 Granted     to Employees    Base Price   Expiration   Present
Name               (#)       in Fiscal Year    ($/sh)       Date (2)  Value (($)(3)

Jeffery T. Grade  35,000          5.49%       $31.25      Oct. 9, 2005   $469,350
John N. Hanson    26,000          4.08%       $31.25      Oct. 9, 2005   $348,660
John A. McKay       --              --           --            --            --
Francis M. Corby,
Jr.               21,000          3.29%       $31.25      Oct. 9, 2005   $281,610
K. Thor Lundgren  21,000          3.29%       $31.25      Oct. 9, 2005   $281,610

---------------------------------------------------------------------------------------------


Notes

(1)     No Stock Appreciation Rights (SARs) were granted.

(2) Unless earlier terminated, options expire ten years from the date of grant (October 9, 1995) and become exercisable in cumulative installments of one-fourth of the shares in each year beginning six months from the date of grant (i.e., 25% on April 9, 1996, 25% on April 9, 1997, 25% on April 9,
        1998 and 25% on April 9, 1999), provided however that upon the occurrence of a Change in Control as defined in the Corporation's Deferred Compensation
        Trust all options become 100% exercisable.

(3) Grant date present values were determined using the Black-Scholes option pricing model. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values are based on assumed volatility of 26%, risk-free rate of return of 6.06%, dividend yield of 1.28% and ten year option expiration. No adjustments have been made for non-transferability or risk of forfeiture.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

The following table sets forth information with respect to the five executive officers named in the Summary
Compensation Table concerning the number of shares acquired on exercise of options, the value realized and the number and value of options outstanding at the end of the last fiscal year.


-----------------------------------------------------------------------------------------------

                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                             AND FY-END OPTION/SAR VALUES (1)

                                    Number of Securities         Value of Unexercised
                                    Underlying Unexercised    in-the-Money Options/
                                      Options/SARs at         SARs at Fiscal Year-
                  Shares             Fiscal Year-End (#)            End ($)(2)
                  Acquired
                    on      Value
                 Exercise Realized  Exercisable Unexercisable Exercisable Unexercisable

-----------------------------------------------------------------------------------------------
Jeffery T. Grade  100,750   $860,053   18,750    72,600    $179,625   $339,938
John N. Hanson        --        --      6,191(4) 26,000      96,456      6,500
John A. McKay      67,000    623,852       -         --          --         --
Francis M. Corby,
Jr.                25,000    181,238    35,000   43,500     421,213    203,963
K. Thor Lundgren      --        --      42,500   43,500     501,788    203,963
-----------------------------------------------------------------------------------------------

Notes

(1)     No Stock Appreciation Rights (SARs) are outstanding.

(2) Based on the market value of the stock on the date of exercise less the exercise price and withholding tax paid by the recipient.

(3) Based on the closing price of the Corporation's Common Stock on the New York Stock Exchange at the end of the fiscal year of $31.50.

(4) Options under the Joy Technologies Inc. Stock Option Plan (the "Joy Option Plan"). As a consequence of the merger of the Corporation and Joy Technologies Inc. in November, 1994, all options that had been granted under the Joy Option Plan to any Joy Technologies Inc. employees were converted into options to purchase the Corporation's Common Stock.

LONG-TERM INCENTIVE COMPENSATION

As described in the Human Resources Committee Report on
Executive Compensation, incentive compensation for senior executives, including each of the executives named in the Summary Compensation Table, is based on the concept of Economic Value Added (EVA). The EVA method of calculating incentive compensation has a "Bonus Bank" feature which is designed to ensure that EVA improvements are sustained over a period of years. The bonus paid to an executive for any fiscal year is equal to the earned bonus for the year, up to a maximum of 125% of the target bonus, plus 33% of the bonus earned, if any, in excess of 125% of the target bonus. Two-thirds of any bonus earned in excess of 125% of the target bonus is credited to the Bonus Bank for possible future payment to the executive or forfeiture under the terms of the EVA program. A Bonus Bank account is at risk in the sense that in any year the earned bonus is negative, the negative bonus amount is subtracted from the Bonus Bank balance. The executive is not expected to otherwise repay negative balances in the Bonus Bank.

For those executives who have elected to defer their cash bonuses by converting such bonuses into Common Stock under the terms of the Executive Incentive Plan, the "banked" portion of any bonus is converted into Common Stock on the same terms as the "unbanked" portion of the bonus. Each of the named executives elected to defer his cash bonus for fiscal 1995.

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

--------------------------------------------------------------
Name           Number of Shares, Units or other Rights (#) (1)

Jeffery T. Grade             10,881
John N. Hanson                1,125
John A. McKay                    --
Francis M. Corby, Jr.         5,785
K. Thor Lundgren              4,556
----------------------------------------------------------------

(1) Reflects Common Stock purchased through conversion of each executive's banked bonus at a 25% discount on the purchase price of $31.415 in accordance with the provisions of the Executive Incentive Plan.
       The amount so converted by each of the executive officers is as follows: Jeffery T. Grade $256,377;
       John N. Hanson $26,514; John A. McKay 0.00; Francis
       M. Corby, Jr., $136,301; and K. Thor Lundgren
       $107,338.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

The Corporation has employment agreements with three of the five executive officers named in the Summary Compensation
Table which contain change-in-control provisions, as well as an Executive Incentive Plan and Supplemental Retirement and Stock Funding Plan which contain change-in-control provisions.

Employment Contracts

Employment agreements were entered into in 1992 with Mr.
Grade, Mr. Corby, Mr. Lundgren and Mr. McKay and, with the exception of Mr. McKay's agreement, were modified in 1995 to update job titles, the definition of change-in-control and certain other provisions. The employment agreement with Mr. McKay was terminated following his October 31, 1995 retirement and a separate consulting agreement between the Corporation and Mr. McKay was terminated in February, 1996 upon payment by the Corporation of $599,101 to Mr. McKay.

The employment agreements have initial terms of three years. The initial terms are automatically extended for an additional year after each successive year of employment except that the term with respect to each executive ends when such executive reaches age 65.

The agreements provide that the executive's present duties cannot be changed and that an executive's present base salary may not be reduced without the executive's consent.

The agreements with Mr. Grade and Mr. Corby provide supple-mental pension benefits to give credit for the executives' years of service with their immediate former employers.
Pursuant to these provisions, Mr. Grade and Mr. Corby were credited with 15 and 6 years of service, respectively. Any supplemental pension benefits will be reduced by any pen-sion benefits payable by such former employers.


Under the agreements, each executive agrees not to compete with the Corporation during the term of the agreement and for a period of one year following termination of the agreement except in the case of a change-in-control.

The agreements may be terminated by the Corporation only upon the death or disability of the executive or for "Cause" as defined in the agreements. If an executive voluntarily terminates an agreement without "Good Reason"
(as defined in the agreements) or the agreement is terminated by the Corporation for Cause, the executive is entitled to receive only accrued benefits, including salary and bonus, earned through the termination date.

Except for the right to terminate an agreement for Good
Reason, the executives agree not to terminate the agreements before the earlier of disability or retirement at age 65 or twelve months from the event of a "Potential
Change in Control" or a "Change in Control" as defined in the agreements. In the event of a Change in Control, the terms of the agreements will be extended for three years from the date of such Change in Control and not thereafter further extended.

If an executive terminates the agreement for Good Reason or if the Corporation terminates an agreement for any reason other than for Cause, disability or death, the executive is entitled to receive (a) three times (or, if less, the whole number of years (rounded upward) remaining at the time of termination until such executive would attain age 65) the executive's base salary plus the greater of the average incentive compensation paid over the previous three years or the bonus that would be paid in the current year if the bonus target were met; (b) the present value of supplemental retirement benefits determined as if the executive were employed by the Corporation an additional three years; (c) payment of any previously deferred compensation; (d) payment of any other benefits to which the executive would be entitled under the terms of any other benefit plans; and
(e) other accrued benefits. In the event Section 4999 of the Internal Revenue Code imposes any excise tax liability on the executives because of such payments, additional amounts are to be paid to offset such excise tax liability.
In addition, for purposes of the Corporation's pension plan and its health, life, accident and disability insurance programs, the executive shall, for a period of three years or until the executive reaches age 65, be considered to be a full-time employee of the Corporation.

In connection with his retirement effective October 31, 1995, Mr. McKay became eligible to receive distributions of amounts accrued under the Supplemental Retirement and Stock
Funding Plan and the Executive Incentive Plan.

The approximate cumulative dollar amounts that would have been payable to Mr. Grade, Mr. Corby and Mr. Lundgren under the provisions of their agreements had their agreements been terminated by the Corporation on January 1, 1996 other than for Cause, disability or death, or if the executives had terminated the agreements for Good Reason, exclusive of amounts that may be necessary to offset any excise tax liability, any possible bonus related to fiscal 1996, supplemental retirement benefits resulting from three additional years of service and any offsets for pension benefits payable by former employers and in addition to ac-crued benefits under the Executive Incentive and Supple-mental Retirement and Stock Funding Plans and other accrued benefits, are: Mr. Grade, $3,500,000; Mr. Corby,
$2,000,000 and Mr. Lundgren, $1,500,000.


Executive Incentive Plan and Supplemental Retirement and
Stock Funding Plan

The Executive Incentive and Supplemental Retirement and
Stock Funding Plans provide that, in the event of a "Change in Control", as defined in the Corporation's Deferred
Compensation Trust, the Corporation will purchase for cash all shares of Common Stock then allocated to all participants' accounts at a per-share price equal to the highest per-share price actually paid in connection with such Change in Control and cash proceeds will be distributed to the participants.

PROPOSAL TO ADOPT THE HARNISCHFEGER INDUSTRIES, INC. STOCK
INCENTIVE PLAN

The Human Resources Committee of the Board of Directors
(the "Committee") has recommended adoption of a new incentive stock plan, the Harnischfeger Industries, Inc.
Stock Incentive Plan (the "Plan"), to replace the
Corporation's current Incentive Stock Plan which was originally adopted in 1978 and would otherwise expire in the near term. The Plan is similar to plans in place at other companies. In general, it takes into account developments in the area since 1978, updates option exercise procedures, contains provisions that are designed to comply with recent changes in the Internal Revenue Code of 1986, as amended (the "Code"), affecting the ability of the Corporation to claim tax deductions for compensation paid, and provides more flexibility in administering stock-based compensation programs. Accordingly, the Plan is submitted to the shareholders for approval, as more fully described below.

The Plan will become effective only if approved by shareholders as described below, in which event it will become effective as of the date of such approval and will terminate ten years thereafter. Also upon approval of the Plan, the Corporation's current Incentive Stock Plan will terminate as to the granting of further awards under that plan. Awards previously granted under the Corporation's current Incentive Stock Plan will continue to be governed by the terms of that plan. If the Plan is not approved, the Corporation's current Incentive Stock Plan will continue in effect until its expiration.

The purpose of the Plan is to enable the Corporation and its subsidiaries and other Affiliates (as defined in the Plan) to attract, retain and motivate officers and employees and to provide the Corporation and its Affiliates with the ability to provide incentives directly linked to the performance of the Corporation's businesses and increases in economic value and shareholder value.

The Plan has been designed to comply with recent tax law changes which impose limits on the ability of a public company to claim tax deductions for compensation paid to certain highly compensated executives. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company. Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. In an effort to ensure that any stock awards under the Plan will qualify as performance-based compensation, which is generally deductible, the Plan is being submitted to shareholders for approval at the annual meeting. While the Corporation believes compensation payable pursuant to the Plan will be deductible for federal income tax purposes under most circumstances, there can be no assurance in this regard.
Moreover, under certain circumstances such as death, disability and change in control (all as defined in the Plan), compensation not qualified under Section 162(m) of the Code may be payable. By approving the Plan, the shareholders will be approving, among other things, the performance measures, eligibility requirements and limits on various stock awards contained therein. The affirmative vote of a majority of the votes entitled to be cast by the holders of the shares of the Corporation's Common Stock represented at the annual meeting and entitled to vote thereon (provided that the total vote cast represents over 50% of the voting power of all the shares entitled to vote) is required to approve the Plan. Such vote will also satisfy the shareholder approval requirements of Section 422 of the Code with respect to the grant of Incentive Stock Options ("ISOs"),
Section 162(m) of the Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange
Act")  ("Rule 16b-3").


The Board of Directors unanimously recommends a vote FOR approval of the Plan.

Set forth below is a summary of certain important features of the Plan, which summary is qualified in its entirety by reference to the actual plan attached as Annex 1 to this Proxy Statement:

Administration. The Plan will be administered by the Committee or such other committee of the Board as the Board may from time to time designate. The Committee will be composed of not less than two "disinterested persons" for purposes of Rule 16b-3 who also qualify as "outside directors" for purposes of Section 162(m) of the Code.
Among other things, the Committee will have the authority, subject to the terms of the Plan, to select officers and employees to whom awards may be granted, to determine the type of award as well as the number of shares of Common
Stock to be covered by each award, and to determine the terms and conditions of any such awards. The Committee also will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable, to interpret the terms and provisions of the Plan and any awards issued thereunder and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the Plan will be final and binding.

Eligibility. Officers and salaried employees of the Corporation and its Affiliates designated by the Committee who are responsible for or contribute to the management, growth and profitability of the Corporation are eligible to be granted awards under the Plan. No grant will be made under the Plan to a director who is not an officer or a salaried employee. The initial determination of persons eligible to participate in the Plan will be made by the Committee after the Plan becomes effective. It is not possible to estimate at this time the number of persons who will be eligible to participate in the Plan.

Plan Features. The Plan authorizes the issuance of up to 2,000,00 shares of Common Stock pursuant to the grant or exercise of stock options, including ISOs, nonqualified stock options, stock appreciation rights (" SARs"), restricted stock and performance units, but not more than 250,000 shares may be issued as restricted stock. No single participant may be granted awards pursuant to the Plan covering in excess of 100,000 shares of Common Stock in any one calendar year and no participant may be granted performance units in any one calendar year payable in cash in an amount that would exceed $1,000,000. Subject to such limits, the shares available under the Plan can be divided among the various types of awards and among the participants as the Committee deems appropriate. The shares subject to grant under the Plan are to be made available from authorized but unissued shares or from treasury shares as determined from time to time by the Committee. Awards may be granted for such terms as the Committee may determine, except that the term of an ISO may not exceed ten years from its date of grant. No awards outstanding on the termination date of the Plan shall be affected or impaired by such termination. Awards will not be transferable except by will and the laws of descent and distribution and, in the case of nonqualified stock options and any related SARs, as a gift to an optionee's children.
The Committee will have broad authority to fix the terms and conditions of individual agreements with participants.

As indicated above, several types of stock-related grants can be made under the Plan.

A summary of these grants is set forth below:

Stock Options. The Plan authorizes the Committee to grant options to purchase Common Stock at an exercise price (the
"option price") which cannot be less than 100% of the fair market value of such stock on the date of grant. The Plan permits optionees, with the approval of the Committee, to pay the exercise price of options in cash, stock (valued at its fair market value on the date of exercise) or a combination thereof. As noted above, options may be granted either as ISOs or nonqualified options. The principal difference between ISOs and nonqualified options is their tax treatment. See "Federal Income Tax
Consequences."

SARs. The Plan authorizes the Committee to grant SARs in conjunction with all or part of any stock option granted under the Plan. An SAR entitles the holder to receive upon exercise the excess of the fair market value of a specified number of shares of Common Stock at the time of exercise over the option price per share specified in the related stock option. Such amount will be paid to the holder in shares of Common Stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as the Committee may determine. An SAR may be granted in conjunction with a contemporaneously granted ISO or a previously or contemporaneously granted nonqualified option under the Plan. SARs granted under the Plan may also be granted with nonqualified options previously granted under the Corporation's current Incentive Stock Plan. Since the exercise of an SAR is an alternative to the exercise of an option, the option will be canceled to the extent that the SAR is exercised and the SAR will be canceled to the extent the option is exercised.

Restricted Stock. The Plan authorizes the Committee to grant restricted stock to individuals upon such terms and conditions and with such restriction periods as the Committee may designate. The Committee may, prior to granting shares of restricted stock, designate certain participants as "Covered Employees" upon determining that such participants are or are expected to be "covered employees" within the meaning of Section 162(m)(3) of the Code, and will provide that restricted stock awards to these Covered Employees cannot vest unless applicable performance goals established by the Committee within the time period prescribed by Section 162(m) of the Code are satisfied. These performance goals must be based on the attainment of specified criteria established by the Committee, including economic value added, earnings per share from continuing operations, operating income, revenues, cash flow, retained earnings, return on assets, return on invested capital, return on sales, market share, equity growth, net worth growth, achieving strategic objectives, customer satisfaction, project quality, project milestones, shareholder return (measured in terms of stock price appreciation) and/or total shareholder return
(measured in terms of stock price appreciation and/or dividend growth), return on equity, and individual performance measures. Such performance goals also may be based on the attainment of specified levels of the Corporation's performance under one or more of the measures described above relative to the performance of other corporations. Performance goals based on the foregoing factors are hereinafter referred to as "Performance Goals."
With respect to Covered Employees, all Performance Goals must be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code. The
Committee also may condition the vesting of restricted stock awards to participants who are not Covered Employees upon the satisfaction of these or other applicable performance goals. The provisions of restricted stock awards (including any applicable Performance Goals) need not be the same with respect to each participant. During the restriction period, the Committee may require that the stock certificates evidencing restricted shares be held by the

Corporation. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Other than these restrictions on transfer and any other restrictions the Committee may impose, the participant will have all the rights of a holder of stock holding the class of stock that is the subject of the restricted stock award.

Performance Units. The Plan authorizes the Committee to grant performance units. Performance units may be denominated in shares of Common Stock or cash, or may represent the right to receive dividend equivalents with respect to shares of Common Stock, as determined by the Committee. Performance units will be payable in cash or shares of Common Stock if applicable Performance Goals
(based on one or more of the measures described in the section entitled "Restricted Stock" above) determined by the Committee are achieved during an award cycle. An award cycle will consist of a period of consecutive fiscal years or portions thereof designated by the Committee over which performance units are to be earned. At the conclusion of a particular award cycle, the Committee will determine the number of performance units granted to a participant which have been earned in view of applicable Performance Goals and shall deliver to such participant (i) the number of shares of Common Stock equal to the value of performance units determined by the Committee to have been earned and/or (ii) cash equal to the value of such earned performance units. The Committee may, in its discretion, permit participants to defer the receipt of performance units on terms and conditions established by the Committee.

The Committee will have the authority to determine the officers and employees to whom and the time or times at which performance units shall be awarded, the number of performance units to be awarded to any participant, the duration of the award cycle and any other terms and conditions of an award. In the event that a participant's employment is involuntarily terminated or in the event of the participant's retirement, the Committee will have the discretion to waive in whole or in part any or all remaining payment limitations, provided, however, that the satisfaction of applicable Performance Goals by a designated Covered Employee cannot be waived unless such Covered Employee's employment is terminated by death, disability or change in control.


Tax Offset Bonuses and Loans.  Under the Plan, the
Committee may grant participants receiving awards the right to receive cash payments, in amounts to be specified by the Committee at the time such awards are granted, for the purpose of assisting such participants in paying taxes at the time such awards become taxable income to the participants. The Plan also provides that the Corporation may make loans to participants, using Common Stock as security, to facilitate the payment of the exercise price, if any, plus applicable income taxes payable as a result of the award.

Amendment and Discontinuance.   The Plan may be amended,
altered or discontinued by the Board, but no amendment, alteration or discontinuance may be made which would (i) impair the rights of an optionee under an option or a recipient of an SAR, restricted stock award or performance unit award previously granted without the optionee's or recipient's consent, except such an amendment made to qualify the Plan for the exemption provided by Rule 16b-3 or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. Except as expressly provided in the Plan, the Plan may not be amended without shareholder approval to the extent such approval is required by law or agreement.

Changes in Capitalization; Change in Control. The Plan provides that, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, share exchange, separation, spin-off or other distribution of stock or property of the Corporation, or any reorganization or partial or complete liquidation of the Corporation, the Committee or the Board may make such substitutions or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding stock options and SARs, and in the number and kind of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee or the Board, in its sole discretion. The Plan also provides that in the event of a change in control (as defined in the Plan) of the Corporation (i) any SARs and stock options outstanding as of the date of the change of control which are not then exercisable and vested will become fully exercisable and vested, (ii) the restrictions applicable to restricted stock will lapse and such restricted stock shall become free of all restrictions and fully vested and (iii) all performance units will be considered to be earned and payable in full and any restrictions will lapse and such performance units will be settled in cash as promptly as practicable. The holders of options (other than options granted to holders subject to Section 16(b) of the Exchange
Act that were granted not more than six months before the change in control) will have the right, for a period of 90 days after such date, to surrender such options in exchange for a cash payment based on the change in control price (as defined in the Plan). However, if settlement in cash would disqualify a transaction from pooling-of-interests accounting treatment, the Committee may substitute stock.
The Plan provides that the Committee is also authorized to establish such other stock option cash out rights relating to holders of options subject to Section 16(b) of the Exchange Act as it deems appropriate.

Federal Income Tax Consequences. The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options, SARs, restricted stock and performance units. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

Nonqualified Options and SARs. Upon the grant of a nonqualified option (with or without an SAR), the optionee will not recognize any taxable income and the Corporation will not be entitled to a deduction. Upon the exercise of such an option or an SAR, the excess of the fair market value of the shares acquired on the exercise of the option over the option price (the "spread"), or the consideration paid to the optionee upon exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the stock on the date of exercise is used, except that in the case of an optionee subject to the six month short-swing profit recovery provisions of Section
16(b) of the Exchange Act (generally officers and directors of the Corporation), the fair market value will be determined six months after the date on which the option was granted (if such date is later than the exercise date) unless such optionee elects to be taxed based on the fair market value at the date of exercise. Any such election
(a "Section 83(b) election") must be made and filed with the IRS within 30 days after exercise in accordance with the regulations under Section 83(b) of the Code. The
Corporation, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee.

ISOs. An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and thereby may subject the optionee to the alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of the ISO with which to pay such tax.

Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after the later of (i) two years from the date of grant of the ISO or (ii) one year after the transfer of the shares to the optionee (the "ISO
Holding Period") the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The Corporation is not entitled to a tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an

ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

Restricted Stock. A participant who is granted restricted stock may make a Section 83(b) election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of stock granted shall be taxed as capital gain (or loss) upon a subsequent sale of the shares. However, if the participant does not make a
Section 83(b) election, then the grant will be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire.
Unless a participant makes a Section 83(b) election, any dividends paid on stock subject to the restrictions are compensation income to the participant and compensation expense to the Corporation. The Corporation is generally entitled to an income tax deduction for any compensation income taxed to the participant, subject to the provisions of Section 162(m) of the Code.

Performance Units. A participant who has been granted a performance unit award will not realize taxable income until the applicable award cycle expires and the participant is in receipt of the stock distributed in payment of the award or an equivalent amount of cash, at which time such participant will realize ordinary income equal to the full fair market value of the shares delivered or the amount of cash paid. At that time, the Corporation generally will be allowed a corresponding tax deduction equal to the compensation taxable to the award recipient, subject to the provisions of Section 162(m) of the Code.

New Plan Benefits. It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the Plan if the Plan is approved or what benefits or amounts would have been received by or allocated to any person or group of persons for the last fiscal year if the Plan had been in effect. These determinations will be made by the Committee. On February 9, 1996, the closing price of the Corporation's Common Stock on the New York Stock Exchange was $34.75.

The Plan is attached hereto as Annex 1 and should be read in its entirety by stockholders.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
THE HARNISCHFEGER INDUSTRIES, INC. STOCK INCENTIVE PLAN.

OTHER INFORMATION

Auditors

The Board of Directors has selected Price Waterhouse as independent accountants for the fiscal year ending October
31, 1996. Price Waterhouse has served the Corporation as auditors since 1925. A representative of Price Waterhouse will be present at the 1996 annual meeting, will have the opportunity to make a statement and will be available to answer questions that may be asked by stockholders.

Additional Matters

The Board of Directors is not aware of any other matters that will be presented for action at the 1996 annual meeting. Should any additional matters properly come be-fore the meeting, the persons named in the enclosed proxy will vote on those matters in accordance with their best judgment.

Submission of Stockholder Proposals

All stockholder proposals to be presented at the 1997 annual meeting must be received by the Corporation not later than October 18, 1996 in order to be considered for inclusion in the Corporation's proxy statement and proxy for that meeting under SEC Rule 14a-8. In addition, the Corporation's bylaws require that stockholder proposals must be received by the Corporation not less than ninety days before the meeting in order to be submitted at the meeting.

Cost of Proxy Solicitation

The Corporation will pay the cost of preparing, printing and mailing proxy materials as well as the cost of solicit-ing proxies on behalf of the Board. In addition to using the mails, officers and other employees may solicit proxies in person and by telephone and telegraph. The Corporation has also hired Kissell-Blake, Inc., a professional proxy solicitation firm, and will pay such firm its customary fee, which is anticipated not to exceed $5500, plus expenses, to solicit proxies from banks, brokers and other nominees having shares registered in their names which are beneficially owned by others.


Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Corporation during the last fiscal year and Forms 5 and amendments thereto furnished to the Corporation with respect to the last fiscal year, the Cor-poration is not aware that any director, officer or benefi-cial owner of more than 10% of the Corporation's Common
Stock failed to file on a timely basis reports required by
Section 16(a) of the Securities Exchange Act of 1934 during the last fiscal year.

            By order of the Board of Directors

            K. THOR LUNDGREN
            Secretary



February 12, 1996

THE HARNISCHFEGER INDUSTRIES, INC. STOCK INCENTIVE PLAN
                                     ANNEX 1


Section 1.  Purpose; Definitions

  The purpose of the Plan is to give the Corporation and its Affiliates a competitive advantage in attracting, retaining and motivating officers and employees and to provide the Corporation and its Affiliates with the ability to provide incentives more directly linked to the performance of the Corporation's businesses and increases in economic value and shareholder value.

  For purposes of the Plan, the following terms are defined as set forth below:

     a. "Affiliate" means (i) a corporation at least fifty percent of the common stock or voting power of which is owned, directly or indirectly by the Corporation, and (ii) any other corporation or other entity controlled by the Corporation and designated by the Committee from time to time as such.

     b.  "Award" means a Stock Appreciation Right, Stock
Option, Restricted Stock or Performance Unit.

     c. "Award Cycle" shall mean a period of consecutive fiscal years or portions thereof designated by the Committee over which Performance Units are to be earned.

     d. "Board" means the Board of Directors of the Corporation.

     e. "Cause" means (i) willful and continued failure to substantially perform the reasonably assigned duties with the Corporation which are consistent with the participant's position and, in the event of a Change in Control, those duties assigned prior to the Change in Control, other than any such failure resulting from incapacity due to physical or mental illness, or (ii) participant's willful engagement in illegal conduct which is materially and demonstratably injurious to the Corporation. For purposes of this definition, no act, or failure to act, on participant's part shall be considered "willful" unless done, or omitted to be done, in knowing bad faith and without reasonable belief that the action or omission was in, or not opposed to, the best interests of the Corporation. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Corporation shall be conclusively presumed to be done, or omitted to be done, in good faith and in the best interests of the Corporation.

  f. "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 10(b) and (c), respectively.

  g. "Code" means the Internal Revenue Code of l986, as amended from time to time, and any successor thereto.

  h.  "Commission" means the Securities and Exchange
Commission or any successor agency.

  i.  "Committee" means the Committee referred to in
Section 2.

  j. "Common Stock" means common stock, par value $1.00 per share, of the Corporation.

  k.  "Corporation" means Harnischfeger Industries, Inc., a
Delaware corporation.

  l. "Covered Employee" shall mean a participant designated prior to the grant of shares of Restricted Stock or Performance Units by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock or Performance Units are taxable to such participant.

  m. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

  n. "Disinterested Person" shall mean a member of the Board who qualifies as a disinterested person as defined in Rule 16b-3(c)(2), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission, and as an "outside director" for purposes of Section 162(m) of the Code.

  o. "Early Retirement" of an employee means Termination of Employment with the Corporation or an Affiliate at a time when the employee is entitled to early retirement benefits pursuant to the early retirement provisions of the applicable pension plan of such employer.

  p.  "Exchange Act" means the Securities Exchange Act of
1934, as amended from time to time, and any successor thereto.

  q. "Fair Market Value" means, except as provided in Sections 5(j) and 6(b)(ii)(2), as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange
Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common
Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

  r. "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

  s. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

  t. "Normal Retirement" of an employee means retirement from active employment with the Corporation or Affiliate at or after age 65.

  u. "Performance Goals" means the performance goals established in writing by the Committee prior to the grant of Restricted Stock or Performance Units. Such Performance
Goals may comprise one or any combination of the following:
specified levels of economic value added, earnings per share from continuing operations, operating income, revenues, cash flow, retained earnings, return on assets, return on invested capital, return on sales, market share, equity growth, net worth growth, achieving strategic objectives, customer satisfaction, product quality, project milestones, shareholder return (measured in terms of stock price appreciation) and/or total shareholder return
(measured in terms of stock price appreciation and/or dividend growth), return on equity, and individual performance measures. Such Performance Goals also may be based upon the attainment of specified levels of performance of the Corporation or one or more Affiliates under one or more of the measures described above relative to the performance of other corporations. With respect to Covered Employees, all Performance Goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of
Section 162(m)(4) of the Code, and shall be set by the Committee within the time period prescribed by Section
162(m) of the Code and related regulations.

  v.  "Performance Unit" means an award made pursuant to
Section 8.

  w.  "Plan" means the Harnischfeger Industries, Inc. Stock
Incentive Plan, as set forth herein and as hereinafter amended from time to time.

  x.  "Restricted Stock" means an award granted under
Section 7.

  y.  "Retirement" means Normal or Early Retirement.

  z. "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

  aa. "Stock Appreciation Right" means a right granted under Section 6.

  bb.  "Stock Option" means an option granted under Section
5.

  cc. "Termination of Employment" means the termination of the participant's employment with the Corporation and any Affiliate. A participant employed by an Affiliate shall also be deemed to incur a Termination of Employment if the Affiliate ceases to be an Affiliate and the participant does not immediately thereafter become an employee of the Corporation or another Affiliate.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

Section 2.  Administration.

     The Plan shall be administered by the Human Resources
Committee of the Board or such other committee of the Board, as the Board may from time to time determine, composed solely of not less than two Disinterested Persons, each of whom shall be appointed by and serve at the pleasure of the Board. The Committee shall have full authority to grant Awards pursuant to the terms of the Plan to officers and employees of the Corporation and its Affiliates. Among other things, the Committee shall have the authority, subject to the terms of the Plan:

  (a) to select the officers and employees to whom Awards may from time to time be granted;

  (b)  to determine whether and to what extent Incentive
Stock Options, Non-Qualified Stock Options, Stock
Appreciation Rights, Restricted Stock and Performance Units or any combination thereof are to be granted hereunder;

  (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

  (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Corporation or any Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

  (e) to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable to a designated Covered Employee with respect to a particular Award upon the satisfaction of applicable
Performance Goals;

     (f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and

     (g) to determine under what circumstances an Award may be settled in cash or Common Stock under Sections 5(j) and 8(b)(i).

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

     The Committee may act only by a majority of its members then in office, except that the members thereof may
(i) delegate to an officer of the Corporation the authority to make decisions pursuant to paragraphs (c), (f), (g), (h) and (i) of Section 5 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act) and (ii) authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

     Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and its Affiliates and Plan participants.

Section 3.  Common Stock Subject to Plan; Other
Limitations.

     The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 2,000,000, but no more than 250,000 shares of Common Stock may be issued as Restricted Stock. No participant may be granted Awards covering in excess of 100,000 shares of Common Stock in any one calendar year. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares. No participant may be granted

Performance Units in any one calendar year payable in cash in an amount that would exceed $1,000,000.

  Subject to Section 7(c)(iv), if any shares of Restricted
Stock are forfeited for which the participant did not receive any benefits of ownership (as such phrase is construed by the Commission or its staff), or if any Stock
Option (and related Stock Appreciation Right, if any) terminates without being exercised, or if any Stock
Appreciation Right is exercised for cash, shares subject to such Awards shall again be available for use in connection with Awards under the Plan.

  In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in
Section 368 of the Code) or any partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that Awards previously made shall not be reduced or eliminated and the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with a Stock Option.


Section 4.  Eligibility.

  Officers and salaried employees of the Corporation and its Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Corporation and its Affiliates are eligible to be granted
Awards under the Plan. No grant shall be made under this Plan to a director who is not an officer or a salaried employee of the Corporation or an Affiliate.

Section 5.  Stock Options.

  Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock
Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

  The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock
Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section 3.
Incentive Stock Options may be granted only to employees of the Corporation and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock
Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive
Stock Option, it shall constitute a Nonqualified Stock
Option.

  Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock
Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Corporation shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the participant. Such agreement or agreements shall become effective upon execution by the Corporation and the participant.

  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

     (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

     (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

  (d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Stock
Option to be purchased.

  Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Corporation may accept. If approved by the Committee, payment in full or in part may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option and, in the case of the exercise of a Nonqualified Stock Option, Restricted Stock subject to an
Award hereunder which is of the same class as the Common
Stock subject to the Stock Option (based, in each case, on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock
Option may be authorized only at the time the Stock Option is granted.

  If payment of the option exercise price of a Nonqualified
Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Common Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee.

  In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price, and, if requested by the Corporation, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

  In addition, in the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

  No shares of Common Stock shall be issued until full payment therefor has been made. Subject to any forfeiture restrictions that may apply if a Stock Option is exercised using Restricted Stock, an optionee shall have all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 14(a).

  (e)  Nontransferability of Stock Options.  No Stock
Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution or (ii) in the case of a Nonqualified Stock Option, pursuant to (a) a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security
Act of 1974, as amended, or the rules thereunder) or (b) a gift to such optionee's children, whether directly or indirectly or by means of a trust or partnership or otherwise, if expressly permitted under the applicable option agreement. All Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or, in the case of a Nonqualified Stock Option, its alternative payee pursuant to a qualified domestic relations order or a gift permitted under the applicable option agreement, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or, in the case of a Nonqualified
Stock Option, pursuant to a qualified domestic relations order or a gift permitted under the applicable option agreement.

  (f) Termination by Death. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

  (g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Disability, any Stock
Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter;
provided, however, that if the optionee dies within such three-year period (or such shorter period), any unexercised
Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock
Option will thereafter be treated as a Nonqualified Stock
Option.

  (h)  Termination by Reason of Retirement or Good Reason.
Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Retirement or for Good Reason (as defined in a written employment agreement), any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or termination for Good Reason, or on such accelerated basis as the Committee may determine, for a period of three years
(or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter;
provided, however, that if the optionee dies within such three-year (or such shorter) period any unexercised Stock
Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement or for Good Reason, if an Incentive
Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

  (i) Other Termination. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment for any reason other than death, Disability, Retirement or Good Reason, any Stock Option held by such optionee shall thereupon terminate, except that such Stock
Option, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock
Option's stated term if such Termination of Employment of the optionee is involuntary; provided, however, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, if an optionee incurs a Termination of Employment at or after a Change in Control (as defined in Section 10(b)), other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (1) six months and one day from the date of such Termination of Employment, and (2) the balance of such Stock Option's stated term. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section
422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

  (j) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Option is being cashed out on the effective date of such cash-out.

  Cash-outs pursuant to this Section 5(j) relating to Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the provisions of Rule 16b-3, to the extent applicable, and, in the case of cash-outs of Non-Qualified
Stock Options held by such optionees, the Committee may determine Fair Market Value under the pricing rule set forth in Section 6(b)(ii)(2).

  (k) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 90-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common
Stock being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercise
Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(k) shall have been exercised; provided, however, that if the Change in Control is within six months of the date of grant of a particular Stock Option held by an optionee who is an officer or director of the Corporation and is subject to
Section 16(b) of the Exchange Act, no such election shall be made by such optionee with respect to such Stock Option prior to six months from the date of grant. However, if the end of such 90-day period from and after a Change in Control is within six months of the date of grant of a Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act, such Stock Option shall be canceled in exchange for a cash payment to the optionee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Stock
Option. The Committee is further authorized to establish such other Stock Option cash out rights and terms and conditions relating thereto for optionees who are actually or potentially subject to Section 16(b) of the Exchange Act as deemed appropriate by the Committee, either in the documents granting such Stock Options or separate agreements.

Section 6.  Stock Appreciation Rights.

  (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock
Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option.
Stock Appreciation Rights also may be granted with respect to options (other than options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code) granted under the Harnischfeger Industries, Inc. 1988 Incentive Stock Plan (the "Old Plan") ("Old
Options"). In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

  A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option or Old
Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options and Old
Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation
Rights have been exercised.

   (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

       (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock
Options and Old Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that a Stock
Appreciation Right shall not be exercisable during the first six months of its term by an optionee who is actually or potentially subject to Section 16(b) of the Exchange
Act, except that this limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

       (ii)  Upon the exercise of a Stock Appreciation
Right, an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both equal in value to the excess of the Fair Market Value of one share of Common
Stock over the option price per share specified in the related Stock Option or Old Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

  In the case of Stock Appreciation Rights relating to Stock Options and Old Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act, the Committee:

            (1)  may require that such Stock Appreciation
Rights be exercised for cash only in accordance with the applicable provisions of Rule 16b-3; and

            (2) in the case of Stock Appreciation Rights relating to Nonqualified Stock Options and Old Options, shall provide that the amount to be paid in cash upon exercise of such Stock Appreciation Rights during a Rule
16b-3 "window period" shall be based on the highest of the daily means between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange or other national securities exchange on which the shares are listed or on NASDAQ, as applicable, on any day during such "window period."

        (iii)  Stock Appreciation Rights shall be
transferable only to permitted transferees of the underlying Stock Option in accordance with Section 5(e) or the underlying Old Option in accordance with the provisions of the Old Plan.

       (iv)  Upon the exercise of a Stock Appreciation
Right, the Stock Option or Old Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares as to which the Stock
Appreciation Right is exercised at the time of exercise.

Section 7.  Restricted Stock.

  (a) Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and employees to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in
Section 3), the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

  The Committee shall in the case of Covered Employees, and may in the case of other participants, condition the vesting of Restricted Stock upon the attainment of Performance Goals established before or at the time of grant. The Committee may, in addition to requiring satisfaction of any applicable Performance Goals, also condition vesting upon the continued service of the participant. The provisions of Restricted Stock Awards
(including the applicable Performance Goals) need not be the same with respect to each recipient.

  (b) Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Harnischfeger
Industries, Inc. Stock Incentive Plan and a Restricted
Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Harnischfeger Industries, Inc. at 13400 Bishops Lane, Brookfield, Wisconsin 53005".

  The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted
Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

  (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

       (i)  Subject to the provisions of the Plan
(including Section 5(d)) and the Restricted Stock Agreement referred to in Section 7(c)(vi), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of
(i) the expiration of the Restriction Period and (ii) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided that the foregoing shall not prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options.
Within these limits, the Committee may provide for the lapse of restrictions based upon period of service in installments or otherwise and may accelerate or waive, in whole or in part, restrictions based upon period of service or upon performance; provided, however, that in the case of Restricted Stock with respect to which a participant is a Covered Employee, any applicable Performance Goals have been satisfied.

        (ii) Except as provided in this paragraph (ii) and Section 7(c)(i) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 14(f) of the Plan, (1) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, and (2) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.

       (iii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement, any applicable employment agreement and Sections 7(c)(i), 7(c)(iv) and 10(a)(ii), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

       (iv)  Except to the extent otherwise provided in
Section 10(a)(ii) or any applicable written employment agreement, in the event that a participant retires or such participant's employment is involuntarily terminated (other than for Cause), the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions
(other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

        (v) If and when the applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

        (vi) Each Award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

Section 8.  Performance Units.

  (a) Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. Performance Units may be denominated in shares of Common Stock or cash, or may represent the right to receive dividend equivalents with respect to shares of Common Stock, as the Committee shall determine. The
Committee shall determine the officers and employees to whom and the time or times at which Performance Units shall be awarded, the form and number of Performance Units to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section
3), the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in
Section 8(b).

  The Committee shall condition the settlement of Performance Units upon the continued service of the participant, attainment of Performance Goals, or both. The provisions of such Awards (including the applicable
Performance Goals) need not be the same with respect to each recipient.

  (b) Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions:

        (i) Subject to the provisions of the Plan and the Performance Unit Agreement referred to in Section 8(b)(vi),
Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. At the expiration of the Award Cycle, the Committee shall evaluate actual performance in light of the Performance
Goals for such Award and shall determine the number of Performance Units granted to the participant which have been earned and the Committee may then elect to deliver cash, shares of Common Stock, or a combination thereof, in settlement of the earned Performance Units, in accordance with the terms thereof.

        (ii) Except to the extent otherwise provided in the applicable Performance Unit Agreement and Sections
8(b)(iii) and 10(a)(iii) or any applicable written employment agreement, upon a participant's Termination of Employment for any reason during the Award Cycle or before the applicable Performance Goals are satisfied, the rights to the shares still covered by the Performance Units Award shall be forfeited by the participant.

             (iii) Except to the extent otherwise provided in
Section 10(a)(iii) or any applicable written employment agreement, in the event that a participant's employment is involuntarily terminated (other than for Cause), or in the event a participant retires, the Committee shall have the discretion to waive in whole or in part any or all remaining payment limitations (other than, in the case of Performance Units with respect to which a participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's Performance Units.

       (iv) A participant may elect to further defer receipt of the Performance Units payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee (the "Elective Deferral Period"). Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the Award Cycle for the Award (or for such installment of an Award).

       (v) If and when the applicable Performance Goals are satisfied and the Elective Deferral Period expires without a prior forfeiture of the Performance Units, payment in accordance with Section 8(b)(i) hereof shall be made to the participant.

       (vi) Each Award shall be confirmed by, and be subject to the terms of, a Performance Unit Agreement.

Section 9.  Tax Offset Bonuses

  At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the participant receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the participant, for the purpose of assisting the participant to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.

Section 10.  Change in Control Provisions.

  (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

        (i)  Any Stock Options and Stock Appreciation
Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

        (ii)  The restrictions applicable to any
Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

        (iii) All Performance Units shall be considered to be earned and payable in full and any deferral or other restriction shall lapse and such Performance Units shall be settled in cash as promptly as is practicable.

  (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean:

        (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership
(within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Corporation (the
"Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting
Securities"); provided, however, that for purposes of this subparagraph (i), the following acquisitions shall not constitute a Change in Control: (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (x),
(y) and (z) of subsection (iii) of this Section 10(b); or

       (ii) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent
Board shall be considered as though such individual were a member of the Incumbent Board; but, excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or any other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

       (iii) Consummation of a reorganization, merger, consolidation, or sale or other disposition of all or substantially all of the assets of the Corporation (a
"Business Combination"), in each case, unless following such Business Combination, (x) all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding
Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business
Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding
Corporation Voting Securities, as the case may be, (y) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (z) at least two-thirds (2/3) of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business
Combination; or

        (iv)  Approval by the shareholders of the
Corporation of a complete liquidation or dissolution of the Corporation.

  (c)   Change in Control Price.  For purposes of the Plan,
"Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York
Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Common Stock paid in such tender or exchange offer or Business Combination; provided, however, that (x) in the case of a Stock Option which (A) is held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange
Act and (B) was granted within 240 days of the Change in Control, then the Change in Control Price for such Stock
Option shall be the Fair Market Value of the Common Stock on the date such Stock Option is exercised or deemed exercised and (y) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock
Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Incumbent
Board.

Section 11.  Loans.

     The Corporation may make loans to a participant in connection with Awards subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan as the Committee shall impose from time to time, including without limitation the rate of interest, if any, and whether such loan shall be recourse or non-recourse.

  No loan made under the Plan shall exceed the sum of (i) the aggregate price payable with respect to the Award in relation to which the loan is made, plus (ii) the amount of the reasonably estimated combined amounts of Federal and state income taxes payable by the participant.

     No loan shall have an initial term exceeding ten (10) years; provided that the loans under the Plan shall be renewable at the discretion of the Committee; and provided, further, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than (i) one year after Termination of Employment due to death, Retirement or Disability, or (ii) the day of Termination of Employment for any reason other than death, Retirement or Disability.

     Loans under the Plan may be satisfied by the participant, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part in the form of unrestricted Common Stock already owned by the participant where such Common Stock shall be valued at Fair
Market Value on the date of such payment.

     When a loan shall have been made, Common Stock with a Fair Market Value on the date of such loan equivalent to the amount of the loan shall be pledged by the participant to the Corporation as security for payment of the unpaid balance of the loan. Any portions of such Common Stock may, in the discretion of the Committee, be released from time to time as it deems not to be needed as security.

  The making of any loan is subject to satisfying all applicable laws, as well as any regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

Section 12.  Term, Amendment and Termination.

  The Plan will terminate 10 years after the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

  The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award or Performance Unit Award thereto-fore granted without the optionees or recipient's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule
16b-3. In addition, no such amendment shall be made without the approval of the Corporation's shareholders to the extent such approval is required by law or agreement.

  The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

  Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

Section 13.  Unfunded Status of Plan.

  It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation.
The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

Section 14.  General Provisions.

  (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

  Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

       (1) The listing or approval for listing upon notice of issuance, of such shares on the New York Stock
Exchange, Inc., or such other securities exchange or market system as may at the time be the principal market for the Common Stock;

       (2) Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

       (3) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

  (b) Nothing contained in the Plan shall prevent the Corporation or any Affiliate from adopting other or additional compensation arrangements for its employees.

  (c) The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Corporation or any Affiliate to terminate the employment of any employee at any time.

  (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The
Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Common
Stock.

   (e) At the time of Award, the Committee may provide in connection with any Award that any shares of Common Stock received as a result of such Award shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the Corporation any shares that the participant wishes to sell at the then Fair Market
Value of the Common Stock, subject to such other terms and conditions as the Committee may specify at the time of Award.

  (f)  The reinvestment of dividends in additional
Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other
Awards).

   (g) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

  (h) In the case of a grant of an Award to any employee of an Affiliate, the Corporation may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

  (i) Notwithstanding any other provision of the Plan, if any right granted pursuant to this Plan would make a Change in Control transaction ineligible for pooling of interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee may, at its discretion, but shall not be required to, substitute for the cash payable pursuant to such grant
Common Stock (or the common stock of the issuer for which the Common Stock is being exchanged in such Change in Control transaction) with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

  (j) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

Section 15.  Effective Date of Plan.

  The Plan shall be effective as of the date it is approved by the affirmative votes of the holders of a majority of the Common Stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware (provided, that the total vote cast represents 50% of the voting power of all the shares of Common Stock entitled to vote).




P                         HARNISCHFEGER INDUSTRIES, INC.
R                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 9, 1996
0            This Proxy Solicited on Behalf of the Board of Directors
X
Y      The undersigned hereby appoints Jeffery T. Grade and K. Thor Lundgren, and each of them, proxies, with power of substitution, to vote the shares of stock of Harnischfeger
  Industries, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, and, if applicable, hereby directs the trustee of employee benefit plan(s)
  shown on the reverse side hereof to vote the shares of stock of Harnischfeger Industries,
  Inc. allocated to the account(s) of the undersigned or otherwise which the undersigned is entitled to vote pursuant to such employee benefit plan(s), as specified on the reverse side of this card, at the Annual Meeting of Stockholders to be held on April 9, 1996 at 10:00
  a.m., CST, at the Wyndham Hotel, 139 E. Kilbourn Avenue, Milwaukee, Wisconsin, and at any
  adjournment or postponement thereof.

       WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE
  VOTED AS SPECIFIED AND, IF NO SPECIFICATION IS MADE, WILL BE VOTED FOR ALL NOMINEES FOR
  DIRECTORS IN PROPOSAL 1 AND FOR PROPOSAL 2, AND IT AUTHORIZES THE ABOVE DESIGNATED PROXIES
  AND TRUSTEE, AS APPLICABLE, TO VOTE IN ACCORDANCE WITH THEIR JUDGEMENT ON SUCH OTHER BUSINESS
  AS MAY COME BEFORE THE MEETING.

                      (IMPORTANT-TO BE SIGNED AND DATED ON REVERSE SIDE)  SEE REVERSE
                                                                          SIDE


/ X /  Please mark
       votes as in
       this example


  The Board of Directors recommends a vote FOR Proposals 1 and 2.
                                                             FOR AGAINST ABSTAIN
  1. To elect four directors   2. To adopt the Harnischfeger / /   / /    / /
     to serve for terms of        Industries, Inc. Stock
     three years.                 Incentive Plan.

     Nominees:Jeffery T. Grade,
            Robert M. Gerrity, 3. To transact such other business as may
            Robert F. Schnoes     properly come before the Annual Meeting and
            and Donald Taylor     any adjournment or postponement thereof.

            FOR       WITHHELD
            / /         / /

  / /
       --------------------------------------
       For all nominees except as noted above.
                                     MARK HERE           MARK HERE
                                     FOR ADDRESS / /     IF YOU PLAN / /
                                     CHANGE AND          TO ATTEND
                                     NOTE AT LEFT        THE MEETING

                                 Please sign exactly as your name appears.  If acting as
                                 attorney, executor, trustee or in representative
                                 capacity, sign name and title.


Signature(s):                  Date:        Signature(s):                    Date:
            ----------------        -------              -------------------        -------
